                                                                   EXHIBIT 10.34
                                                                   -------------

                                                         Butler & Binion, L.L.P.
                                                         Draft February 11, 1994



                         COMMERCIAL SECURITY AGREEMENT


     This Commercial Security Agreement ("Agreement") is entered into as of February 28, 1994, by and between FIRST INTERSTATE BANK OF TEXAS, N.A. ("Secured Party") and VISUAL NUMERICS, INC. (EUROPE), a Texas corporation ("Debtor"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Second Restated and Amended Loan Agreement (as amended the "Loan Agreement") dated as of December 16, 1992, by and among Debtor, Secured Party, and IMSL, Inc., a Texas corporation as amended by First Amendment to Second Amended and Restated Loan Agreement of even date herewith between Debtor, Secured Party, Visual Numerics, Inc. ("Borrower") and others.

     WHEREAS, Borrower has entered into the Loan Agreement providing for, among other things, extending credit by the Secured Party to Borrower, from time to time (collectively, the "Loans"), which Loans are evidenced by a Revolving Note and two Term Notes each executed by Borrower and payable to the order of the Secured Party;

     WHEREAS, Debtor is a wholly-owned subsidiary of the Borrower, will derive direct and indirect economic benefits from the Borrower as a result of the Loans, and Debtor has executed a Guaranty of the Loans;

     FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

     A. OBLIGATIONS SECURED. The security interest and pledges and assignments, as applicable, granted hereby are to secure punctual payment and performance of the following: (i) the Notes, and any and all extensions, renewals, modifications, increases and rearrangements thereof, (ii) the obligations of Borrower to Secured Party under the Loan Agreement and the obligations of Borrower and Debtor to Secured Party under any of the other Loan Documents and otherwise relating to any Note, and (iii) any and all other indebtedness, liabilities and obligations whatsoever of Borrower and Debtor to Secured Party, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising pursuant to or under this Agreement, the Loan Agreement or any of the Loan Documents, whether joint or several, or joint and several (all of which are herein separately and collectively referred to as the "Obligations"). Debtor acknowledges that the security interest hereby granted shall secure all future advances pursuant to or under this Agreement, the Loan Agreement or any of the Loan Documents.

     B. DEFINITION OF TERMS USED HEREIN. As used herein, the following terms shall have the following meanings:

     Collateral.  All of the following now or hereafter owned by Debtor: (i)
     ----------
Accounts, (ii) Inventory, (iii) Equipment, (iv) Fixtures, (v) General Intangibles, (vi) Chattel Paper, (vii) Instruments, (viii) Copyrights, (ix) Licenses, (x) Patents, (xi) Trademarks, (xii) Trade Secrets, and (xiii) all Proceeds (including, without limitation, insurance proceeds) of, and additions, improvements and accessions to, and books and records describing or used in connection with, any and all of the foregoing property.

          Accounts.  All accounts now owned or existing as well as any and all
          --------
     accounts that may hereafter arise or be acquired by Debtor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arising therefrom, and all returned or repossessed goods arising from or relating to any such accounts, or other proceeds of any sale or other disposition of inventory.

          Chattel Paper.  All of Debtor's interest under chattel paper, lease
          -------------
     agreements and other instruments or documents, whether now existing or owned by Debtor or hereafter arising or acquired by Debtor, evidencing both a debt and security interest in or lease of specific goods.

          Copyrights.  All of the following now or hereafter owned by Debtor:
          ----------
     (i) all copyright in any original work of authorship fixed in any tangible medium of expression, now known or later developed, (ii) all registrations and applications for registration of any such copyright in the United States or any other country or political subdivision including without limitation, registrations, recordings, supplemental registrations and applications in the United States Copyright Office, and (iii) the right to sue for past, present and future infringement of the foregoing.

          Copyright License.  Any written agreement executed or to be executed
          -----------------
     by Debtor granting any right to any third party under any Copyright now or hereafter owned by Debtor, or granting any right to Debtor under any Copyright now or hereafter owned by any third party.

          Equipment.  All equipment of every nature and description whatsoever
          ---------
     now owned or hereafter acquired by Debtor including all appurtenances and additions thereto and substitutions therefor, wheresoever located, including all tools, parts and accessories used in connection therewith.

          Fixtures.  All of Debtor's fixtures and appurtenances thereto, and
          --------
     such other goods, chattels, fixtures, equipment and personal property affixed or in any manner attached to real estate and/or building(s) or structure(s), including all additions and accessions thereto and replacements thereof and articles in substitution therefor, howsoever attached or affixed.

          General Intangibles.  All general intangibles and other personal
          -------------------
     property now owned or hereafter acquired by Debtor, including without limitation, intangible intellectual property of Debtor of any kind or nature now owned or hereafter acquired by Debtor, including without limitation, intellectual property rights in inventions, designs, Patents, Copyrights, Licenses, Trademarks and associated goodwill, Trade Secrets, confidential or proprietary technical and business information, know-how, improvements, technical developments, know-how or other data or information, software, databases and related documentation, registrations, franchises, and all other intellectual property rights not otherwise described above.

          Inventory.  All of Debtor's inventory, including all goods,
          ---------
     merchandise, raw materials, goods in process, finished goods and other tangible personal property, wheresoever located, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in Debtor's business and all additions and accessions thereto and contracts with respect thereto and all documents of title evidencing or representing any part thereof, and all products and proceeds thereof, including, without limitation, all of such which is now or hereafter located at the following locations: 9990 Richmond Avenue, Suite 400, Houston, Texas 77042-4548.

          Instruments.  A pledge and assignment of said security interest in all
          -----------
     of Debtor's now owned or
     existing as well as hereafter acquired or arising instruments and documents.

          License.  Any Patent License, Trademark License, Copyright License or
          -------
     other intellectual property license as to which Debtor is a party.

          Patent License.  Any written agreement executed or to be executed by
          --------------
     Debtor granting to any third party any right to practice any invention disclosed and claimed in a Patent, now or hereafter owned by Debtor, or granting to Debtor any right to practice any invention disclosed and claimed in a Patent, now or hereafter owned by any third party.

          Patents.  All of the following now or hereafter owned by Debtor: (i)
          -------
     all extant letters patent of the United States or any other country or political subdivision, all invention registrations and recordings thereof in the United States or any other country or political subdivision, and all applications for letters patent of the United States or any other country or political subdivision, including, without limitation, invention registrations, recordings and applications in the United States Patent and Trademark Office or any other country or political subdivision, (ii) all reissues, continuations, divisions, continuations-in-part or extensions thereof, (iii) all inventions disclosed and claimed therein, including the right to make, use and or sell the inventions disclosed and claimed therein, and (iv) the right to sue for past, present and future infringement of the foregoing.

          Proceeds.  Any consideration received by Debtor from the sale,
          --------
     exchange, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, any claim of Debtor which constitutes Collateral, any claim of Debtor against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark or Trademark licensed under any Trademark License, or (iii) for past, present or future infringement of any Copyright or Copyright License, and any and all other amounts from time to time to time paid or payable under or in connection with any of the Collateral.

          Trademark License.  Any written agreement executed or to be executed
          -----------------
     by Debtor granting to any third party any right to use any Trademark now or hereafter owned by Debtor, or granting to Debtor any right to use any Trademark now or hereafter owned by any third party.

          Trademarks.  All of the following now or hereafter owned by Debtor:
          ----------
     (i) all trademarks, service marks, trade names, corporate names, company names, indicia, business source identifiers, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature all of the type for which exclusive rights may be provided under the laws of the United States, any State within the United States or any other country or political subdivision, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office, any State of the United States or any other country or political subdivision, (ii) all goodwill associated therewith arising in or relating to the ordinary course of business of Debtor, (iii) all extensions or renewals thereof, and (iv) the right to sue for past, present and future infringement of the foregoing.

          Trade Secrets.  All trade secrets and other confidential or
          -------------
     proprietary technical and business information, now or hereafter owned by Debtor, including, without limitation, manufacturing processes, formulas, compositions, data and other technical information and know-how all of the type for which exclusive rights may be provided under the laws of the United States, any State within the United States or any other country or political subdivision, and any improvements thereon or changes thereto.

     All terms not otherwise defined herein or defined in the Loan Agreement and which are defined in the Uniform Commercial Code adopted in the State of Texas in effect on the date of execution hereof shall have the meaning ascribed to them in the Uniform Commercial Code adopted in the State of Texas in effect as of the date of execution hereof and set forth in any amendment to the Uniform Commercial Code adopted in the State of Texas to become effective after the date of execution hereof.

     C. SECURITY INTEREST. As security for the Obligations, Debtor hereby assigns, conveys, mortgages, hypothecates transfers and grants to Secured Party a security interest in and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment as applicable) the Collateral.

     D. USE OF COLLATERAL. Debtor represents, warrants and covenants that the Collateral will be used by the Debtor primarily for business use.

     E. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR. Debtor represents and warrants as follows:

     1.   Title to Collateral.  The Debtor is, and as to any property acquired
          -------------------
by the Debtor after the date hereof and which is included within the Collateral, Debtor will be, the owner of good and indefeasible title to all Collateral free and clear of all security interests or Liens, except for (a) the security interests (and pledges and assignments, as applicable) granted hereby, (b) the Permitted Liens, and (c) such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. The Collateral that is leased or licensed to Debtor from third parties is free and clear of the rights of others except (a) for the reversionary or residual interest of any lessor or licensor (including, without limitation, any restrictions against assignment or the like), and (b) for such rights of others that could not reasonably be expected to have a Material Adverse Effect.

     2.   No Financing Statements.  Except as otherwise permitted in this
          -----------------------
Subparagraph 2, there is no financing statement or similar filing now on file in any public office covering all or any part of the Collateral, nor is there any filing with the United States Patent and Trademark Office or United States Copyright Office for the purpose of perfecting, confirming, continuing, enforcing or protecting any security interest granted by Debtor in the Collateral, and Debtor will not execute and there will not be on file in any public office any such financing statement or similar filing except (a) the financing statements filed or to be filed in favor of Secured Party, (b) the filing of this Agreement or a representation hereof with the United States Patent and Trademark Office and the United States Copyright Office and (c) those financing statements relating to the Permitted Liens.

     3.   Address.  The address of Debtor designated in the Loan Agreement is
          -------
Debtor's chief executive office. Debtor agrees not to change its chief executive office to another address without advance written notice to Secured Party.

     F.   GENERAL COVENANTS.  Debtor covenants and agrees as follows:

     1.   Operation of the Collateral.  Debtor agrees to maintain and use the
          ---------------------------
Collateral solely in the conduct of its own business, in a careful and proper manner, and to the extent failure to do so would have a Material Adverse Effect, in conformity with all applicable permits or licenses. Debtor shall comply in all material respects with all requirements of law of any governmental authority having jurisdiction over its business, except such (a) as may be contested in good faith by appropriate proceedings and adequate reserves have been established and are maintained in accordance with GAAP and deemed adequate by Debtor, and (b) as to which such failure to comply would not have a Material Adverse Effect. Debtor shall not use the Collateral in any unlawful manner or for any unlawful purposes, or in any manner or for any purpose that would expose the Collateral to unreasonable risk including, without limitation, unreasonable risk of penalty, forfeiture or capture.

     2.   Good Standing.  Debtor shall obtain and maintain in good standing at
          -------------
all times all applicable permits, licenses, registrations and certificates respecting the Collateral.

     3.   Notices and Reports.  In addition to those notices required by Debtor
          -------------------
to Secured Party under the terms of the Loan Agreement, Debtor shall promptly notify Secured Party in writing of any charge, lien, security interest or encumbrance asserted against the Collateral (other than Permitted Liens). In addition, Debtor shall deliver to Secured Party at least quarterly throughout the term of this Agreement a written report describing (a) any litigation or claim asserted against the Collateral, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect and (b) any theft, loss, injury or any other matter materially and adversely affecting the Collateral or Debtor's interest therein. Debtor shall furnish such other reports, information and data regarding the Collateral as Secured Party may reasonably request from time to time. Secured Party is authorized to file one or more financing statements, continuation statements, other similar filings with the United States Patent and Trademark Office or United States Copyright Office, or other similar documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interests, pledges, assignments and other rights granted to Secured Party hereunder.

     4.   Additional Filings.  Debtor agrees, at its expense, to promptly
          ------------------
execute, deliver and file such financing statement or statements, or amendments thereof or supplements thereto, notices of security interest therein or other documents as are necessary and required or otherwise reasonably required from time to time by Secured Party to perfect the security interest granted to Secured Party in any Collateral hereafter acquired (except for that portion of the Collateral the perfection of Secured Party's security interest in which is governed by the laws of any jurisdiction other than the United States or any State within the United States) and to preserve and protect the Secured Party's rights to the Collateral (except for that portion of the Collateral the perfection of Secured Party's security interest in which is governed by the laws of any jurisdiction other than the United States or any State within the United States).

     5.   Protection of Collateral.  Secured Party, at its option, either before
          ------------------------
or after the occurrence and during the continuance of a default, but without any obligation whatsoever to do so, may (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, or any portion thereof, by any third party, (b) pay for the maintenance and preservation of the Collateral, or any portion thereof, (c) pay any filing, recording, registration, licensing or certification fees or other fees and charges which may be required to maintain and preserve the Collateral, or any portion thereof, or (d) take any other action reasonably required by Secured Party to preserve and protect the Collateral, or any portion thereof, and Secured Party's rights and remedies under this Agreement as Secured Party may deem necessary or appropriate, in the exercise of its reasonable discretion. Secured Party agrees to use its reasonable best efforts to provide Debtor with written notice if Secured Party takes any of the foregoing actions. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from the date incurred until paid by Debtor at a per annum rate (the "Default Rate") equal to the lesser of (i) the Highest Lawful Rate, if any, and (ii) a rate per annum equal to the sum of (x) the Basic Rate, plus (y) two percent (2%) per annum, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

     6.   Inspection.  Debtor shall permit Secured Party by or through any of
          ----------
its officers, agents, attorneys or accountants, to visit any properties of Debtor for the purpose of inspecting and examining the Collateral, or any portion thereof, wherever located, and to examine and make copies and abstracts from Debtor's books and records, all at such reasonable times during normal business hours and as often as may be reasonably requested by Secured Party, upon reasonable advance notice to Debtor; provided, however, during the
                                          --------  -------
continuation of an Event of Default (as such term is defined in the Loan Agreement), Secured Party, by or through any of its officers, agents, attorneys or accountants may visit such properties and inspect and examine all documents pertaining to the validity or enforceability of any of the Collateral, at the sole cost and expense of Debtor, at any time during normal business hours without advance notice to Debtor. With respect to all non-public information obtained by Secured Party in connection with any such inspection, Secured Party shall comply with the confidentiality provision set forth in Section 8.10 of the Loan Agreement.

     7.   Further Assurances.  Debtor shall do, make, procure, execute and
          ------------------
deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may reasonably require from time to time to protect, assure and enforce Secured Party's rights and remedies.

     8.   No Transfer.  Except as otherwise provided in this Agreement with
          -----------
respect to Inventory, Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein, or offer to do any of the foregoing.

     9.   Landlord's Waivers.  Debtor shall use its reasonable best efforts to
          ------------------
furnish to Secured Party, if requested, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord's waivers to be in such form and upon such terms as are reasonably acceptable to Secured Party.

     10.  Affirmative and Negative Covenants Contained in the Loan Agreement.
          ------------------------------------------------------------------
The Debtor will comply with and perform all affirmative and negative covenants and agreements made by the Borrower in the Loan Agreement with respect to the Debtor.

     G. ADDITIONAL PROVISIONS REGARDING ACCOUNTS. The following provisions shall apply to all accounts included within the Collateral:

     1.   Definitions.  The term "account," as used in this Agreement, shall
          -----------
have the same meaning as set forth in the Uniform Commercial Code of Texas in effect as of the date of execution hereof, and as set forth in any amendment to the Uniform Commercial Code of Texas to become effective after the date of execution hereof, and also shall include all present and future notes, instruments, documents, general intangibles, drafts, acceptances and chattel paper of Debtor, and the proceeds thereof.

     2.   Additional Warranties.  As of the time any account becomes subject to
          ---------------------
the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to each and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale of goods sold and delivered to, or out of and for services theretofore actually rendered by the Debtor to, the account debtor named in the account; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owing except for normal cash discounts and is not subject to any setoffs, credits, defenses, deductions or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever other than Permitted Liens (as such term is defined in the Loan Agreement).

     3.   Collection of Accounts.  Secured Party shall have the right in its own
          ----------------------
name or in the name of the Debtor, upon the occurrence and during the continuance of an Event of Default, to require Debtor forthwith to transmit all proceeds of collection of accounts to Secured Party, to notify any and all account debtors to make payments of the accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all commercial paper given in payment or part payment hereof, and in Secured Party's discretion to file any claim or take any other action or proceeding that

Secured Party may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Secured Party elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Secured Party in writing, Debtor shall continue to collect accounts, account for same to Secured Party. In order to assure collection of accounts in which Secured Party has a security interest (or pledge or assignment of as applicable) hereunder, Secured Party may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate, and to open and dispose of such mail and receive the collections of accounts included herewith. Secured Party shall have no duty or obligation whatsoever to collect any account, or to take any other action to preserve or protect the Collateral; however, should Secured Party elect to collect any account or take possession of any Collateral, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission in connection therewith, unless such loss or damage arises from the gross negligence or willful misconduct of Secured Party.

     4.   Identification and Assignment of Accounts.  Upon Secured Party's
          -----------------------------------------
request, whether before or after default, Debtor shall take such action and execute and deliver such documents as Secured Party may reasonably request in order to identify, confirm, mark, segregate and assign accounts and to evidence Secured Party's interest in same. Without limitation of the foregoing, Debtor, upon request, agrees to assign accounts to Secured Party, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtor's books and records to reflect such assignments, and, upon the occurrence and during the continuance of any Event of Default, forthwith to transmit to Secured Party in the form as received by Debtor any and all proceeds of collection of such accounts.

     5.   Account Reports.  Debtor will deliver to Secured Party, on such
          ---------------
frequency as Secured Party may request, a written report in form and content satisfactory to Secured Party, showing a listing and aging of accounts and such other information as Secured Party may request from time to time. Debtor shall notify Secured Party as soon as practicable of the assertion by any account debtor of any setoff, defense or claim regarding an account or any other matter adversely affecting an account.

     6.   Segregation of Returned Goods.  Returned or repossessed goods arising
          -----------------------------
from or relating to any accounts included within the Collateral shall if requested by Secured Party be held separate and apart from any other property. Debtor shall, as often as reasonably requested by Secured Party, report to Secured Party the appropriate identifying information with respect to any such returned or repossessed goods relating to accounts included in assignments or identifications made pursuant hereto.

     H. ADDITIONAL PROVISIONS REGARDING INVENTORY. The following provisions shall apply to all inventory included within the Collateral:

     1.   Inventory Reports.  Debtor will deliver to Secured Party, on such
          -----------------
frequency as Secured Party may reasonably request, a written report in form and content reasonably satisfactory to Secured Party, with respect to the preceding month or other applicable period, showing Debtor's opening inventory, inventory acquired, inventory sold, inventory returned, inventory used in Debtor's business, closing inventory, any other inventory not within the preceding categories, and such other information as Secured Party may reasonably request from time to time. Debtor shall notify Secured Party as soon as practicable of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in any material respect in the value of the inventory and the amount of such possible loss or depreciation.

     2.   Location of Inventory.  Debtor will promptly notify Secured Party in
          ---------------------
writing of any addition to, change in or discontinuance of its place(s) of business as shown in this agreement, the places at which inventory is located as shown herein, the location of its chief executive office and the location of the office where it keeps its records as set forth herein. All Collateral will be located at the place(s) of business identified in this agreement as modified by any written notice(s) given pursuant hereto.

     3.   Use of Inventory.  Unless and until the privilege of Debtor to dispose
          ----------------
of inventory in the ordinary course of Debtor's business is revoked by Secured Party upon the occurrence and during the continuance of an Event of Default, Debtor may use and dispose of inventory in any manner not inconsistent with this Agreement, may sell that part of the Collateral consisting of inventory provided that all such sales are in the ordinary course of business, and may use and consume any raw materials or supplies that are necessary in order to carry on Debtor's business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

     4.   Accounts as Proceeds.  All accounts that are proceeds of the inventory
          --------------------
included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

     5.   Protection of Inventory.  Debtor shall take all action reasonably
          -----------------------
necessary to protect and preserve the inventory.

     I.   COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

     1.   Trademark.  Debtor (either itself or through licensees) will, for each
          ---------
Trademark which is and remains, or hereafter becomes and remains, material to the conduct of Debtor's overall business, (i) to the extent consistent with Debtor's past practice, continue to use such Trademark on each and every trademark class of goods for which such Trademark remains material to the conduct of Debtor's overall business in order to maintain such Trademark in full force free from any valid claim of intentional abandonment for nonuse, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the notice of Federal registration,
(iv) not knowingly use such Trademark in willful violation of any third-party rights and (v) not knowingly (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become abandoned or invalidated.

     2.   Patent.  Debtor (either itself or through licensees) will, for each
          ------
Patent, take reasonable steps to ensure that Debtor does not knowingly do any act, or knowingly omit to do any act, whereby any Patent which is material to the conduct of Debtor's overall business may become invalidated and shall continue to mark any products covered by a Patent with the relevant patent number as required by the patent laws.

     3.   Copyright.  Debtor (either itself or through licensees) will, for each
          ---------
work covered by a Copyright, take reasonable steps to ensure that Debtor continues to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws.

     4.   Notification.  Debtor shall deliver to Secured Party at least semi-
          ------------
annually throughout the term of this Agreement a written report of (a) any Patent, Trademark or Copyright which is material to the conduct of Debtor's overall business and which has to its knowledge become abandoned or dedicated, and (b) any material determination or development regarding such ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same which could have a Material Adverse Effect, including, but not limited to, the commencement of, or any material development in, any litigation or proceeding affecting Debtor in the United States Patent and Trademark Office, United States Copyright Office or any court which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

     5.   Filings.  In no event shall Debtor, either itself or through any
          -------
agent, employee, licensee or designee, file an application for any Patent with the United States Patent and Trademark Office, unless it timely executes, delivers and files for record, at its expense, in the United States Patent and Trademark Office, notice of this security interest in the form attached hereto as Exhibit "A" or an equivalent thereof ("Notice of Security Interest").
   -----------
Debtor, at Debtor's expense, shall execute, deliver and file for record at least semi-annually (a) Notice of Security Interest in the United States Patent and Trademark Office and the Library of Congress, as appropriate, to evidence and perfect this security interest in each Patent, application for Patent, Trademark, application or registration of Trademark, Patent License and Trademark License, provided no such Notice of Security Interest in favor of Secured Party is on file with such Office or Library, and (b) Notice of Security Interest in the United States Copyright Office to evidence and perfect this security interest in each Copyright, Copyright License and application or registration of Copyright, provided no such Notice of Security Interest in favor of Secured Party is on file with such Office. Each Notice of Security Interest shall completely and accurately describe such Collateral and shall otherwise fully comply with the rules of the respective offices in which they are filed. Upon request of Secured Party, Debtor shall execute and deliver any and all other agreements, instruments, documents, financing statements or amendments or supplements thereto, notices of security interest and papers as Secured Party may reasonably request to evidence and perfect Secured Party's security interest in any such Patent, Trademark, Copyright or License, and the goodwill and general intangibles of Debtor relating thereto or represented thereby, and Debtor hereby constitutes Secured Party its attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Obligations are paid in full.

     6.   Maintenance.  Debtor will take all reasonably necessary steps that are
          -----------
consistent with the practice in any proceeding before the United States Patent and Trademark Office or United States Copyright Office, to maintain and pursue each application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each registration of the Patents, Trademarks and Copyrights to the extent such application or registration is material to the conduct of such Debtor's overall business, including, without limitation, appropriate filing of application for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, where appropriate, to initiate opposition, interference and cancellation proceedings against third parties.

     7.   Infringement, Misappropriation or Dilution.  In the event that any
          ------------------------------------------
Collateral consisting of a Patent, Trademark or Copyright material to the conduct of Debtor's overall business is believed infringed, misappropriated or diluted by a third party, Debtor shall if consistent with prudent business practice, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

     8.   Validity.  Debtor has notified the Secured Party in writing (a) of all
          --------
prior licenses, conveyances and transfers of which it is aware and which are in effect, and (b) of all suits pending, or litigation threatened of which the Debtor has actual knowledge which relate in any way to the Patents, Trademarks, Copyrights and Licenses that are material to the Debtor's overall business.

     J. EVENTS OF DEFAULT. For purposes of this Agreement, the terms "default" and "event of default" shall mean a "Default" and "Event of Default," respectively, as each of those terms are defined in the Loan Agreement.

     K. REMEDIES. Upon the occurrence and during the continuance of an event of default, Secured Party, at its option, shall be entitled to exercise any one or more of the remedies set forth in the Loan Agreement, any of the other Loan Documents, any remedy afforded at law or in equity and any of the following remedies (all of which are cumulative):

     1.   Declare Obligations Due.  Secured Party, at its option, may declare
          -----------------------
the Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor to the extent permitted by applicable law.

     2.   Remedies.  Secured Party shall have all of the rights and remedies
          --------
provided for in this Agreement, in the Loan Agreement and in any of the other Loan Documents, the rights and remedies in the Uniform Commercial Code of Texas, or to the extent the laws of states other than Texas would apply, then any rights and remedies provided by the laws of those jurisdictions, and any and all of the rights and remedies at law and equity, all of which shall be deemed cumulative. Without limiting the generality of the foregoing, Debtor agrees that Secured Party shall have the right to (a) require Debtor to assemble the Collateral, or any portion thereof, and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both parties, which Debtor agrees to do; (b) take possession of the Collateral, or any portion thereof, with or without process of law, and, in this connection, enter any premises where the Collateral, or any portion thereof, is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, or any portion thereof, by public or private proceedings in a commercially reasonable manner, for cash or credit, without assumption of credit risk and Secured Party may conduct one or multiple sales of such Collateral, or any portion thereof, without limiting, releasing or affecting the right of Secured Party to conduct other sales with respect to the remaining Collateral; and/or (d) collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances with respect to, any and all amounts owned by any person or entity with respect to the Collateral, or any portion thereof. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated in the Loan Agreement, at least ten (10) days before the day of any public sale or at least ten (10) days before the time after which any private sale or other disposition will be made.

     3.   Expenses.  Debtor shall be liable for and agrees to pay the reasonable
          --------
expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, improving, selling, leasing or disposing of the Collateral, or any portion thereof, or like expenses, including, without limitation, reasonable attorneys' fees and out-of-pocket legal expenses incurred by Secured Party. These expenses, together with interest thereon from the date incurred until paid by Debtor at the Default Rate, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

     4.   Proceeds; Surplus; Deficiencies.  Proceeds received by Secured Party
          -------------------------------
from disposition of the Collateral, or any portion thereof, shall be applied toward Secured Party's expenses and other Obligations in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds. Debtor shall remain liable for any deficiency.

     5.   Remedies Cumulative. The rights and remedies of Secured Party are
          -------------------
cumulative and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default without waiving the default remedied and may waive any default without waiving any other prior or subsequent default.

     L.   OTHER AGREEMENTS.

     1.   Appointment of Secured Party as Attorney-in-Fact.  Debtor irrevocably
          ------------------------------------------------
appoints Secured Party and any officer or agent thereof, with a full power of substitution, as its true and lawful attorney-in-fact to take any and all appropriate action in Secured Party's discretion and to execute any and all documents and instruments which Secured Party may deem necessary and desirable to accomplish the purpose of this Agreement, including without limitation, to bring suit to enforce or defend any of the General Intangibles; to demand, collect, recover and give receipts with respect to any sums due under any of the Collateral and to receive, endorse and collect any drafts, instruments or documents of title with respect to any Collateral, to remove any Collateral from the property owner, encumbrancer or other person having an interest in the property where any Collateral is located, and in connection therewith, Secured Party is authorized to show a copy of this Agreement to such person as evidence of Debtor's appointment of Secured Party as Debtor's agent and lawful attorney-in-fact and of Debtor's authorization to allow Secured Party to remove any collateral from said property; provided, however, that Secured Party will not exercise any of its rights, except upon the occurrence and during the continuance of an Event of Default. This power of attorney is a power coupled with an interest and shall be irrevocable.

     2.   Savings Clause.  The usury savings clause provided in Section 8.6 of
          --------------
the Loan Agreement is incorporated by reference into this Agreement and is made a part hereof for all purposes; it being agreed that all rights and remedies of Secured Party hereunder are subject to the terms of such usury savings clause.

     3.   Waivers.  Debtor and any maker, endorser, guarantor, surety or other
          -------
party liable in any capacity respecting the Obligations hereby waive demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor and any other similar notice whatsoever.

     4.   Severability.  Any provision hereof found to be invalid by courts
          ------------
having jurisdiction shall be invalid only with respect to such provision (and then only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the maximum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same effect as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

     5.   Use of Copies.  Upon the occurrence and during the continuance of a
          -------------
default or an event of default, Secured Party may use and file any carbon, photographic or other reproduction of this Agreement or any financing statement signed by Debtor as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state; provided, however, Secured Party agrees
                                       --------  -------
to omit from any copy or reproduction of this Agreement to be filed for record in any public office the portion of Schedule III which lists and describes
                                    ------------
pending applications for letters patent, it being understood, however, that Secured Party may file, or cause to be filed, separate notices of security interest with the United States Patent and Trademark Office and attach thereto descriptions of any pending individual applications for letters patent except that only one pending application may be referenced in any one notice.

     6.   Relationship to Other Agreements.  This Security Agreement and the
          --------------------------------
security interests (and pledges and assignments as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interests, pledges, assignments, liens, rights, titles or other interests in favor of Secured Party or assigned to Secured Party by others in connection with the Obligations. All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of this Agreement shall govern and control; provided, however, in the
                                                       --------  -------
event of any conflict between the terms and conditions of this Agreement (except for the terms of paragraph F.3 and paragraph G.4 hereof) and the Loan Agreement, the terms and conditions of the Loan Agreement shall govern and control.

     7.   Notices.  Any notice or demand given by Secured Party to Debtor in
          -------
connection with this Agreement, the Collateral or the Obligations shall be given in accordance with Section 8.8 of the Loan Agreement.

     8.   Headings and Gender.  Paragraph headings in this Agreement are for
          -------------------
convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.

     9.   Amendments.  Neither this Agreement nor any of its provisions may be
          ----------
changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

     10.  Continuing Agreement.  The security interest (and pledges and
          --------------------
assignments as applicable) hereby granted and all of the terms and provisions in this Agreement shall be deemed a continuing agreement. Upon payment of all Obligations of Secured Party under the Loan Agreement and the other Loan Documents (x) this Agreement and the security interest (and pledges and assignments) created hereby shall terminate and all rights to the Collateral shall revert to Debtor, and (y) Secured Party will, upon Debtor's request and at Debtor's expense, (i) return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and
(ii) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     11.  Binding Effect.  The provisions of this Security Agreement shall be
          --------------
binding upon the successors and assigns of Debtor and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party; provided, however, nothing herein contained shall
                              --------  -------
permit Debtor to assign, transfer or convey any or all of the Collateral in violation of the terms of this Agreement or the Loan Agreement.

     12.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT (A) PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE PERFECTION, FORECLOSURE OF LIENS AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE COLLATERAL ARE GOVERNED BY THE LAWS OF ANY APPLICABLE JURISDICTION OTHER THAN THE STATE OF TEXAS, AND (B) THAT THE LAWS OF THE UNITED STATES OF AMERICA INCLUDING, WITHOUT LIMITATION, THE NATIONAL BANK ACT, AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED UNDER SUCH LAWS APPLICABLE TO THE AFFAIRS AND TRANSACTIONS ENTERED INTO BY SECURED PARTY AND THE BANKS, OTHERWISE PREEMPT TEXAS OR OTHER STATE LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.

     EXECUTED as of the date provided hereinabove.

                              VISUAL NUMERICS, INC. (EUROPE)



                              By:/s/ Richard G. Couch
                                 -------------------------------
                                Name:
                                Title:

                                         - DEBTOR -

THE STATE OF TEXAS  (S)
                    (S)
COUNTY  OF  HARRIS  (S)

     This instrument was acknowledged before me on the ______ day of February, 1994, by _____________________, _________________, of VISUAL NUMERICS, INC.
(Europe), a Texas corporation, on behalf of said corporation.


                              _____________________________________
                                    Notary Public in and for
                                     the State of Texas


__________________________________________________________
Commission Expiration    Printed Name of Notary


Exhibit "A"  - Form of Notice of Security
               Interest in Intellectual Property

                                  EXHIBIT "A"

                          NOTICE OF SECURITY INTEREST
                           IN INTELLECTUAL PROPERTY
                           ------------------------


     This Notice of Security Interest in Intellectual Property is made as of February __, 1994, by VISUAL NUMERICS, INC. (EUROPE) (the "Debtor"), a Texas corporation, with its principal place of business located at 9990 Richmond Avenue, Suite 400, Houston, Texas 77042-4548, with reference to the following facts:

     WHEREAS, the Debtor entered into a First Amendment to Second Restated and Amended Loan Agreement among the Debtor, IMSL, Inc. and First Interstate Bank of Texas, N.A. (the "Secured Party") dated as of even date herewith (as the same may be further amended and in effect from time to time, the "Loan Agreement");

     WHEREAS, the Debtor has entered into a Commercial Security Agreement dated as of even date herewith (as so amended and as the same may be further amended and in effect from time to time, the "Security Agreement");

     WHEREAS, the Debtor is the owner of or has certain rights in patents, patent applications, trademark applications and registrations, copyrights, copyright licenses, copyright applications and registrations and such other intellectual property described in the Security Agreement (the "Assets");

     WHEREAS, the Debtor has granted the Secured Party a continuing security interest in and lien on the Assets on the terms and conditions set forth in the Security Agreement;

     WHEREAS, Debtor has agreed to record, from time to time, evidence of Secured Party's security interest in the Assets, or any portion thereof, in the United States Patent and Trademark Office, the Library of Congress and the United States Copyright Office, appropriately;

     WHEREAS, in compliance with such agreement, Debtor desires to record this Notice as evidence of Secured Party's security interest in the intellectual property more particularly described on Exhibit "A" attached hereto
                                        -----------
(collectively, the "Subject Property").

     NOW, THEREFORE, for valuable consideration and pursuant to the terms and conditions set forth in the Security Agreement, NOTICE IS HEREBY GIVEN THAT:

     Pursuant to the Security Agreement, the Debtor has granted to the Secured Party a continuing security interest in and lien on the Subject Property or on the rights in that Subject Property now owned and hereafter acquired by the Debtor.

     IN WITNESS WHEREOF, the Debtor has caused this Notice of Security Interest in Intellectual Property to be executed by the undersigned, duly authorized representative as of the date noted below.

                              VISUAL NUMERICS, INC. (EUROPE)


                              By________________________________
                                Name:
                                Title:


THE STATE OF TEXAS  (S)
                    (S)
COUNTY  OF  HARRIS  (S)


     This instrument was acknowledged before me on the _____ day of

February, 1994, by ______________________________________________,
______________________________ of VISUAL NUMERICS, INC. (EUROPE), a Texas
corporation, on behalf of said corporation.


                              _____________________________________
                                    Notary Public in and for
                                     the State of Texas


__________________________________________________________
Commission Expiration    Printed Name of Notary


Exhibit "A" - Description of Subject Property

                                  EXHIBIT "A"
                                  -----------

                        DESCRIPTION OF SUBJECT PROPERTY
                        -------------------------------



     All of the following (the "Collateral") now or hereafter owned by Debtor (as that term is defined in the Notice to which this exhibit is attached) ("Debtor"): (i) Copyrights, including, without limitation, those listed on

Schedule I hereto, as it may be amended from time to time, (ii) Licenses,
----------
including, without limitation, those listed on Schedule II hereto, as it may be
                                               -----------
amended from time to time, (iii) General Intangibles, (iv) Patents, including, without limitation, those listed on Schedule III hereto, as it may be amended
                                    ------------
from time to time, (v) Trademarks, including, without limitation, those listed on Schedule IV hereto, as it may be amended from time to time, (vi) Trade
   -----------
Secrets, including, without limitation, those relating to the products listed on

Schedule V hereto, as it may be amended from time to time, and (vii) all
----------
Proceeds (including, without limitation, insurance proceeds) of, and additions, improvements and accessions to, and books and records describing or used in connection with, any and all of the foregoing property.

          Copyrights.  All of the following now or hereafter owned by Debtor:
          ----------
     (i) all copyright in any original work of authorship fixed in any tangible medium of expression, now known or later developed, (ii) all registrations and applications for registration of any such copyright in the United States or any other country or political subdivision including, without limitation, registrations, recordings, supplemental registrations and applications in the United States Copyright Office, and (iii) the right to sue for past, present and future infringement of the foregoing.

          Copyright License.  Any written agreement executed or to be executed
          -----------------
     by Debtor granting any right to any third party under any Copyright now or hereafter owned by Debtor, or granting any right to Debtor under any Copyright now or hereafter owned by any third party.

          General Intangibles.  All intangible intellectual property of Debtor
          -------------------
     of any kind or nature now owned or hereafter acquired by Debtor, including without limitation, intellectual property rights in inventions, designs, Patents, Copyrights, Licenses, Trademarks and associated goodwill, Trade Secrets, confidential or proprietary technical and business information, know-how, improvements, technical developments, know-how or other data or information, software, databases and related documentation, registrations, franchises, and all other intellectual property rights not otherwise described above.

          License.  Any Patent License, Trademark License, Copyright License or
          -------
     other intellectual property license as to which Debtor is a party.

          Patent License.  Any written agreement executed or to be executed by
          --------------
     Debtor granting to any third party any right to practice any invention disclosed and claimed in a Patent, now or hereafter owned by Debtor, or granting to Debtor any right to practice any invention disclosed and claimed in a Patent, now or hereafter owned by any third party.

          Patents.  All of the following now or hereafter owned by Debtor: (i)
          -------
     all extant letters patent of the United States or any other country or political subdivision, all invention registrations and recordings thereof in the United States or any other country or political subdivision, and all applications for letters patent of the United States or any other country or political subdivision, including, without limitation, invention registrations, recordings and applications in the United States Patent and Trademark Office or any other country or political subdivision, (ii) all reissues, continuations, divisions, continuations-in-part or extensions thereof, (iii) all inventions disclosed and claimed therein, including the right to make, use and or sell the inventions disclosed and claimed therein, and (iv) the right to sue for past, present and future infringement of the foregoing.

          Proceeds.  Any consideration received by Debtor from the sale,
          --------
     exchange, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, any claim of Debtor which constitutes

     Collateral, any claim of Debtor against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark or Trademark licensed under any Trademark License, or (iii) for past, present or future infringement of any Copyright or Copyright License, and any and all other amounts from time to time to time paid or payable under or in connection with any of the Collateral.

          Trademark License.  Any written agreement executed or to be executed
          -----------------
     by Debtor granting to any third party any right to use any Trademark now or hereafter owned by Debtor, or granting to Debtor any right to use any Trademark now or hereafter owned by any third party.

          Trademarks.  All of the following now or hereafter owned by Debtor:
          ----------
     (i) all trademarks, service marks, trade names, corporate names, company names, indicia, business source identifiers, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature all of the type for which exclusive rights may be provided under the laws of the United States, any State within the United States or any other country or political subdivision, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office, any State of the United States or any other country or political subdivision, (ii) all goodwill associated therewith arising in or relating to the ordinary course of business of Debtor, (iii) all extensions or renewals thereof, and (iv) the right to sue for past, present and future infringement of the foregoing.

          Trade Secrets.  All trade secrets and other confidential or
          -------------
     proprietary technical and business information, now or hereafter owned by Debtor, including, without limitation, manufacturing processes, formulas, compositions, data and other technical information and know-how all of the type for which exclusive rights may be provided under the laws of the United

     States, any State within the United States or any other country or political subdivision, relating to the products listed on Schedule V
                                                               ----------
     hereto, as it may be amended from time to time, and any improvements thereon or changes thereto.

                                 SCHEDULE I


A.  Copyright Registrations
    -----------------------

                                                                Date of
            Copyright                      Registration No.   Registration
            ---------                      ----------------   ------------

B.  Application for Copyright Registration
    --------------------------------------


            Copyright                      Application No.    Filing Date
            ---------                      ----------------   ------------

                                  SCHEDULE II

                                 SCHEDULE III


     A.  Patents
         -------

        Patent No.  Issue Date  Inventor(s)    Title
        ----------  ----------  -----------    -----



     B.  Patent Applications
         -------------------

         Application Serial No.  Filing Date  Inventor(s)    Title
         ----------------------  -----------  -----------    -----

                                  SCHEDULE IV

                                  SCHEDULE V


     Products
     --------

                                  SCHEDULE VI

                                   LOCATIONS
                                   ---------